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                                                                    EXHIBIT 99.2

                          LANCASTER COLONY CORPORATION
               2005 EXECUTIVE EMPLOYEE DEFERRED COMPENSATION PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT. Lancaster Colony Corporation, an Ohio corporation ("Lancaster Colony") establishes effective as of April 1, 2005, a deferred compensation plan named the Lancaster Colony Corporation 2005 Executive Employee Deferred Compensation Plan (the "Plan"), which is intended to comply with the American Jobs Creation Act of 2004.

         1.2 PURPOSE. The purpose of the Plan is to provide certain executive employees of Lancaster Colony and its Subsidiaries with the opportunity to voluntarily defer a portion of their annual compensation they otherwise would receive for services performed for Lancaster Colony or its Subsidiaries. The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                                   ARTICLE II
                                   DEFINITIONS

         Whenever the following initially capitalized words and phrases are used in this Plan, they shall have the meanings specified below unless the context clearly indicates otherwise:

         2.1 "AJCA GUIDANCE" shall have the meaning ascribed to it in Section 11.10

         2.2 "BENEFICIARY" shall mean such person or legal entity as may be designated by a Participant under Section 7.1 to receive benefits hereunder after such Participant's death.

         2.3 "BOARD" and "BOARD OF DIRECTORS" shall mean the Board of Directors of Lancaster Colony, as constituted from time to time, or an authorized committee of the Board of Directors of Lancaster Colony.

         2.4 "CHANGE IN CONTROL" shall mean a change in the control of Lancaster Colony if and at such time(s) as (i) any person or multiple persons acting as a group (within the meaning of AJCA Guidance) acquire(s) ownership of stock of Lancaster Colony that, together with the stock held by such person or group, constitutes more than 50% of either the total fair market value or the total voting power of Lancaster Colony's then outstanding voting securities; or (ii) any person or multiple persons acting as a group (within the meaning of the AJCA Guidance) acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or group) ownership of stock of Lancaster Colony possessing thirty-five percent (35%)

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or more of the total voting power of the stock of Lancaster Colony; or (iii)
during any period of twelve (12) months, individuals who at the beginning of such period constituted the Board of Directors of Lancaster Colony cease for any reason to constitute at least a majority of the Board of Directors of Lancaster Colony unless the individuals who replace the former directors are endorsed by a majority of Lancaster Colony's Board of Directors prior to the date of the appointment or election of the new replacement directors; or (iv) there is consummated the sale or disposition by Lancaster Colony of Lancaster Colony's assets that have a fair market value equal to or more than forty percent (40%) of the value of all of the assets of Lancaster Colony.

         2.5 "CODE" shall mean the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation, amendments, supplements, or supersedes such section.

         2.6 "COMMITTEE" shall mean a committee of one or more individuals designated by the Board to administer the Plan pursuant to the terms hereof.

         2.7 "COMPENSATION" shall mean the Executive Employee's total W-2 compensation from Lancaster Colony and the Subsidiaries for a calendar year.

         2.8 "DEFERRED COMPENSATION" shall mean that portion of the Participant's annual Compensation which the Participant voluntarily and irrevocably elects to defer pursuant to Section 4.1 of this Plan in accordance with a Deferred Compensation Agreement.

         2.9 "DEFERRED COMPENSATION ACCOUNT" shall mean the recordkeeping account established by Lancaster Colony for each Participant to which a Participant's Deferred Compensation and hypothetical earnings (pursuant to Section 5.2) are credited and from which distributions to the Participant or to his or her Beneficiary are debited.

         2.10 "DEFERRED COMPENSATION AGREEMENT" shall mean a document (or documents) as provided from time to time by Lancaster Colony or the Committee pursuant to which an Executive Employee voluntarily enrolls as a Participant and irrevocably elects (i) to defer a portion of his or her annual Compensation pursuant to Section 4.1 of this Plan, and (ii) if applicable, and subject to
Article VI, the timing of the payment of the amount credited to the Participant's Deferred Compensation Account.

         2.11 "DISABILITY" shall have the same meaning as "disabled" under Code
Section 409A(a)(2)(C).

         2.12 "EXECUTIVE EMPLOYEE" shall mean an individual who is employed by Lancaster Colony or its Subsidiaries, and who is a key senior management employee.

         2.13 "FROZEN PLAN" shall mean the Lancaster Colony Corporation Executive Employee Deferred Compensation Plan established effective as of January 1, 2000, under which all post-December 31, 2004 deferrals and crediting of hypothetical earnings have ceased.

         2.14 "FROZEN PLAN ACCOUNT" shall mean an Executive Employee's Deferred

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Compensation Account maintained under the Frozen Plan.

         2.15 "PARTICIPANT" shall mean an Executive Employee (i) who is selected by the Committee to participate in the Plan, as evidenced by the Committee's execution of a Deferred Compensation Agreement, (ii) who elects to participate in the Plan and defer a portion of his or her Compensation pursuant to a signed Deferred Compensation Agreement, and/or (iii) who has amounts credited under a Deferred Compensation Account. The term "Participant" shall also mean an Executive Employee who has a Frozen Plan Account.

         2.16 "PLAN YEAR" shall mean the twelve consecutive month calendar year beginning each January 1, and ending each December 31, except that the initial Plan Year shall commence on April 1, 2005, and end on December 31, 2005.

         2.17 "RETIREMENT" shall mean a Participant's separation from service with Lancaster Colony and its Subsidiaries on or after becoming age sixty-five
(65).

         2.18 "SPECIFIED EMPLOYEE" shall mean a "specified employee" as defined in Code Section 409A(a)(2)(B)(i) and in the AJCA Guidance.

         2.19 "SUBSIDIARY" shall mean any entity in which Lancaster Colony has, directly or indirectly (through one or more wholly-owned subsidiaries), more than fifty percent (50%) ownership interest whose Executive Employees are eligible to participate in the Plan pursuant to Section 11.9.

         2.20 "UNFORESEEABLE EMERGENCY" shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a "dependent" (as defined in Code Section 152(a)) of the Participant; loss of the Participant's property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

         2.21 "VALUATION DATE" shall mean (i) the last day of each Plan Year, or
(ii) the date specified in Section 6.4, or (iii) any other date that Lancaster Colony, in its sole discretion, designates from time to time, including, without limitation, a Participant's separation from service date with Lancaster Colony and its Subsidiaries.

                                   ARTICLE III
                      PARTICIPATION BY EXECUTIVE EMPLOYEES

         3.1 PARTICIPATION. Participation in this Plan is limited to Executive Employees either (i) selected by the Committee, or (ii) who have Frozen Plan Accounts. An Executive Employee shall become a Participant in the Plan as of the first day of a Plan Year upon selection by the Committee and upon the execution by the Committee and such Executive Employee of a Deferred Compensation Agreement pursuant to Section 4.1 hereof. An Executive Employee who has a Frozen Plan Account shall become a Participant effective as of April 1, 2005.

         3.2 CESSATION OF PARTICIPATION. A Participant who (i) separates from service with Lancaster Colony and its Subsidiaries, or (ii) ceases to be an Executive Employee, or (iii) is determined

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by the Committee to be ineligible to participate in the Plan, shall immediately thereupon cease active participation in the Plan.

         3.3 INELIGIBLE EMPLOYEE. This Plan is intended to be an unfunded "top hat" plan, maintained primarily for purposes of providing deferred compensation for a select group of management or highly compensated employees. Accordingly, if the Committee determines that any Participant does not qualify as a member of such select group, the Committee, in the Committee's sole discretion, may terminate such Participant's participation in the Plan effective as of the date such Participant ceased to be a member of such select group and terminate the Participant's Deferred Compensation Agreement, and retain the Participant's Deferred Compensation Account for future distribution pursuant to Article VI.

                                   ARTICLE IV
                          ANNUAL COMPENSATION DEFERRALS

         4.1 ANNUAL COMPENSATION DEFERRAL ELECTION. Except as otherwise may be required or permitted by the AJCA Guidance, no later than December 31 of each calendar year, each Executive Employee who is selected by the Committee to participate in the Plan may irrevocably elect, by completing and executing a Deferred Compensation Agreement and delivering it to the Committee, to defer any portion, up to Fifty Thousand Dollars ($50,000) or such other amount determined by the Committee in its sole discretion, of his or her Compensation to be earned for the following Plan Year. Except as otherwise may be required or permitted by the AJCA Guidance, for the initial Plan Year participation of a Participant, such Deferred Compensation Agreement for the Plan Year in which an Executive Employee becomes a Participant must be completed, executed and delivered no later than thirty (30) days after the Executive Employee becomes a Participant if such Executive Employee becomes a Participant during the Plan Year.

         4.2 EFFECTIVE PERIOD. A Participant's deferral election under Section
4.1 with respect to his or her Compensation shall be effective only for the Plan Year specified in the Deferred Compensation Agreement. Except as otherwise may be required or permitted by the AJCA Guidance, a Participant must file a separate Deferred Compensation Agreement by December 31 of each Plan Year in order to make Compensation deferrals for the Plan Year subsequent thereto. Notwithstanding the foregoing or anything contained in this Plan to the contrary, a Participant may, subject to and in compliance with the AJCA Guidance, cancel the Participant's Deferred Compensation Agreement for the initial 2005 Plan Year and the Compensation deferral election contained therein by notifying Lancaster Colony (and, if applicable, the Subsidiary that employs the Participant) in writing prior to January 1, 2006.

                                    ARTICLE V
                                    ACCOUNTS

         5.1 DEFERRED COMPENSATION ACCOUNTS. Lancaster Colony shall establish and maintain a separate Deferred Compensation Account for each Participant who
(i) executes a Deferred Compensation Agreement pursuant to Section 4.1 and/or
(ii) has a Frozen Plan Account. Each such Participant's Deferred Compensation shall be separately accounted for and credited with earnings pursuant to Section
5.2 hereof, for recordkeeping purposes only, to his or her Deferred Compensation

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Account. A Participant's Deferred Compensation Account shall be solely for the purpose of measuring the amounts to be paid by Lancaster Colony or a Subsidiary to a Participant under the Plan. Lancaster Colony and its Subsidiaries shall not fund, and shall not be required to fund or secure the Deferred Compensation Account in any way, and Lancaster Colony's and its Subsidiaries' obligations to Participants under this Plan shall be solely contractual.

         5.2 CREDITING OF HYPOTHETICAL EARNINGS. Each Participant's Deferred Compensation Account shall be credited semiannually (as of June 30 and December 31 of each year) with hypothetical earnings computed and determined by the Committee using an annual rate of interest equal to the prime rate of interest reported in the Wall Street Journal as in effect on the first business day (i) in January of each Plan Year for the period January 1 through June 30, and (ii) in July of each Plan Year for the period July 1 through December 31. Such hypothetical earnings shall be credited based upon both the (aa) balances credited to a Participant's Deferred Compensation Account during the January 1 through June 30 time period and the July 1 through December 31 time period of each year, and (bb) the amount, if any, credited to the Participant's Frozen Plan Account as of December 31, 2004; provided that for the initial 2005 Plan Year, hypothetical earnings on a Participant's Frozen Plan Account shall be computed commencing January 1, 2005 instead of April 1, 2005. After the end of each Plan Year, Lancaster Colony shall furnish each Participant with a statement of the balance credited to the Participant's Deferred Compensation Account as of the last day of the preceding Plan Year.

                                   ARTICLE VI
                                  DISTRIBUTIONS

         6.1 IN GENERAL. Except as otherwise provided in this Article VI, the amount credited to a Participant's Deferred Compensation Account shall be payable, in accordance with a Participant's Deferred Compensation Agreement elections, to a Participant (or, in the case of Participant's death, the Participant's Beneficiary) as soon as practicable after the earlier of the Participant's Retirement, death, Disability, or other separation from service with Lancaster Colony and its Subsidiaries for any reason.

         6.2 DISTRIBUTIONS TO INCOMPETENTS. If the Committee determines in its discretion that a payment under this Plan is to be made to a minor, a person declared incompetent or to a person incapable of handling his or her property, the Committee may direct such payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to making such payment. Any such payment shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

         6.3 COURT ORDERED DISTRIBUTIONS. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's Deferred Compensation Account under the Plan in connection with a property settlement or otherwise, the Committee shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's Deferred Compensation Account under the Plan to that spouse or former spouse in accordance with a court order incident to divorce.

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         6.4 CHANGE IN CONTROL DISTRIBUTIONS. At the time a Participant completes his Deferred Compensation Agreement, the Participant may elect that, if a Change in Control occurs, the Participant (or, in the event of the Participant's death, his or her Beneficiary) shall receive a lump sum payment of the amount deferred pursuant to such Deferred Compensation Agreement and credited to the Participant's Deferred Compensation Account within thirty (30) days after the Change in Control. In the event such a distribution is so elected, such amount (together with hypothetical earnings thereon pursuant to Section 5.2) credited to the Participant's Deferred Compensation Account shall be determined as of the end of the calendar month immediately preceding the month in which the Change in Control occurs, such end of the calendar month being the Valuation Date for purposes of such distribution.

         6.5 METHOD OF PAYMENT. Unless installment payments are elected by a Participant in a Deferred Compensation Agreement, distributions shall be paid by Lancaster Colony and its Subsidiaries in cash in a single lump sum.

         6.6 VALUATION OF DISTRIBUTIONS. All distributions under this Plan shall be based upon the amount credited to a Participant's Deferred Compensation Account as of the Valuation Date immediately preceding the date of distribution. The amount of any installments payable to a Participant under Section 6.5 shall be determined by dividing the amount credited to the Participant's Deferred Compensation Account by the number of installment payments to be made.

         6.7 NO LOANS. Participants may not borrow from their Deferred Compensation Accounts.

         6.8 DELAYED DISTRIBUTIONS TO SPECIFIED EMPLOYEES. In the case of any Participant who is a Specified Employee, no amount credited to such Participant's Deferred Compensation Account shall be paid to the Specified Employee before the date which is six (6) months after the Specified Employee's separation from service with Lancaster Colony and its Subsidiaries (or, if earlier, the date of death of the Specified Employee).

         6.9 DISTRIBUTIONS FOR UNFORESEEABLE EMERGENCIES. Upon the Committee's receipt of a written application from a Participant (in such form as the Committee may require), the Committee may direct the distribution to such Participant in any Plan Year of an amount (not in excess of one hundred percent (100%) of the amount credited to the Participant's Deferred Compensation Account as of the last Valuation Date) necessary to satisfy the Unforeseeable Emergency of the Participant plus an amount equal to the Participant's reasonably anticipated taxes thereon, after taking into account the extent to which such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of Participant's assets would not itself cause severe financial hardship). In the event that the Committee directs such a distribution, the Participant shall continue to be eligible to participate in the Plan. Any distribution made pursuant to this Section 6.9 shall be made solely in accordance with Code Section 409A and the AJCA Guidance.

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                                   ARTICLE VII
                                  BENEFICIARIES

         7.1 BENEFICIARY DESIGNATION. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant's death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by Lancaster Colony, and will be effective only when filed in writing with Lancaster Colony during the Participant's lifetime.

         7.2 NO BENEFICIARY DESIGNATION. In the absence of a valid Beneficiary designation, or if, at the time any Plan payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, Lancaster Colony, or its Subsidiary, shall pay any such Plan payment to the Participant's spouse, if then living, but otherwise to the Participant's estate. In determining the existence or identity of anyone entitled to receive a Plan payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing, Lancaster Colony, in its sole discretion, may distribute (or cause its Subsidiary to distribute) such payment to the Participant's estate without liability for any taxes or other consequences which might flow therefrom, or may take such other action as Lancaster Colony deems to be appropriate.

                                  ARTICLE VIII
                       FUNDING AND PARTICIPANT'S INTEREST

         8.1. PLAN UNFUNDED. This Plan shall be unfunded and no trust or special deposit shall be created, or deemed to be created, by the Plan or Lancaster Colony or a Subsidiary. The crediting of amounts to each Participant's Deferred Compensation Account, as the case may be, shall be made through recordkeeping entries. No actual funds shall be segregated, reserved, or otherwise set aside; provided, however, that nothing herein shall prevent Lancaster Colony from establishing one or more grantor trusts from which distributions due under this Plan may be paid in certain instances. All distributions shall be paid by Lancaster Colony or a Subsidiary from its general assets and a Participant or his or her Beneficiary shall have the rights of a general, unsecured creditor against Lancaster Colony and its Subsidiaries for any distributions due hereunder. The Plan constitutes a mere promise by Lancaster Colony or a Subsidiary to make payments in the future.

         8.2 PARTICIPANT'S INTEREST IN PLAN. A Participant has an interest only in the cash value of the amount credited to his Deferred Compensation Account. A Participant has no rights or interests in any specific funds, stock or securities.

                                   ARTICLE IX
                        ADMINISTRATION AND INTERPRETATION

         9.1 ADMINISTRATION. The Plan shall be administered by the Committee which may delegate its duties to one or more employees of Lancaster Colony. The Committee has, to the extent appropriate and in addition to the powers described elsewhere in this Plan, full discretionary authority to construe and interpret the terms and provision of the Plan; to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan; to perform all acts, including the delegation of its

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administrative responsibilities to advisors or other persons who may or may not be employees of Lancaster Colony; and to rely upon the information or opinions of legal counsel or experts selected to render advice with respect to the Plan, as it shall deem advisable, with respect to the administration of the Plan.

         9.2 INTERPRETATION. The Committee may take any action, correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any election hereunder, in the manner and to the extent it shall, subject to
Section 11.10, deem necessary to carry the Plan into effect or to carry out the Board's purposes in adopting the Plan. Any decision, interpretation or other action made or taken by the Committee arising out of or in connection with the Plan, shall, subject to Section 11.10, be within the absolute discretion of the Committee, and shall be final, binding and conclusive on Lancaster Colony, and all Participants and Beneficiaries and their respective heirs, executors, administrators, successors and assigns. The Committee's determinations hereunder need not be uniform, and may be made selectively among Executive Employees, whether or not they are similarly situated.

         9.3 RECORDS AND REPORTS. The Committee shall keep a record of proceedings and actions and shall maintain or cause to be maintained all such books of account, records, and other data as shall be necessary for the proper administration of the Plan. Such records shall contain all relevant data pertaining to individual Participants and their rights under the Plan.

         9.4 PAYMENT OF EXPENSES. Lancaster Colony shall bear all expenses incurred by it and by the Committee in administering this Plan.

         9.5 INDEMNIFICATION FOR LIABILITY. Lancaster Colony shall indemnify the Committee, and the employees of Lancaster Colony to whom the Committee delegates duties under this Plan against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan.

         9.6 CLAIMS PROCEDURE. If a claim for benefits or for participation under this Plan is denied in whole or in part, a Participant will receive written notification. The notification will include specific reasons for the denial, specific reference to pertinent provisions of this Plan, a description of any additional material or information necessary to process the claim and why such material or information is necessary, and an explanation of the claims review procedure. If the Committee fails to respond within 90 days (45 days for a claim based on Disability), the claim is treated as denied.

         9.7 REVIEW PROCEDURE. Within 60 days (180 days for a claim based on Disability) after the claim is denied or, if the claim is deemed denied, within 150 days after the claim (other than a claim based on Disability) is filed, a Participant (or his duly authorized representative) may file a written request with the Committee for a review of his denied claim. The Participant may review pertinent documents that were used in processing his claim, submit pertinent documents, and address issues and comments in writing to the Committee. The Committee will notify the Participant of its final decision in writing. In its response, the Committee will explain the reason for the decision, with specific references to pertinent Plan provision on which the decision was based. If the Committee fails to respond to the request for review within 60 days (45 days for the request for review of a claim based on Disability), the claim is treated as denied.

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                                    ARTICLE X
                            AMENDMENT AND TERMINATION

         10.1 IN GENERAL. Subject to Section 10.2 hereof, Lancaster Colony may at any time amend or terminate any or all of the provisions of the Plan, subject to the following limitations:

                  (a) The amendment will not be effective unless the Plan will continue to operate for the exclusive benefit of employees.

                  (b) The amendment or termination will not adversely affect the right of any Participant or Beneficiary to a payment under the Plan on the basis of amounts allocated to the Participant's Deferred Compensation Account.

                  (c) No such amendment or termination shall accelerate any payment to any Participant of any amount credited to any Deferred Compensation Account.

         If the Plan is discontinued with respect to future deferrals, amounts credited to Participants' Deferred Compensation Accounts shall be distributed in accordance with Article VI. If the Plan is completely terminated, amounts credited to Participants' Deferred Compensation Accounts shall be distributed in accordance with Article VI.

         10.2 TERMINATION AFTER CHANGE IN CONTROL. Notwithstanding the foregoing, but subject to compliance with the AJCA Guidance, Lancaster Colony shall not amend or terminate the Plan without the prior written consent of all Participants for a period of two (2) calendar years following a Change in Control.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         11.1 INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES AND INABILITY TO LOCATE. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his last post office address as shown on Lancaster Colony's or the Committee's records shall be binding on the Participant or Beneficiary for all purposes of the Plan. Neither Lancaster Colony nor the Committee shall be obliged to search for any Participant or Beneficiary beyond the sending of a certified or registered mail letter to such last known address. If Lancaster Colony or the Committee notifies any Participant or Beneficiary that he is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his location known to Lancaster Colony or the Committee within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to Lancaster Colony or the Committee, Lancaster Colony or the Committee may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as Lancaster Colony or the Committee, in its sole discretion, determines. If the location of none of the foregoing persons can be determined, Lancaster Colony or the Committee shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed earnings in the interim, shall be paid by Lancaster Colony or a Subsidiary if a claim for the payment subsequently is made by the

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Participant or the Beneficiary to whom it was payable. If a distribution payable to a Participant or Beneficiary that cannot be located is subject to escheat pursuant to applicable state law, neither Lancaster Colony nor any Subsidiary nor the Committee shall be liable to any person for any payment made in accordance with such law.

         11.2 RIGHT OF LANCASTER COLONY AND SUBSIDIARIES TO TAKE EMPLOYMENT ACTIONS. The adoption and maintenance of this Plan shall not be deemed to constitute a contract between Lancaster Colony or any Subsidiary and any Executive Employee, or to be a consideration for, or an inducement or condition of, the employment of any Executive Employee. Nothing herein contained, or any action taken hereunder, shall be deemed to give an Executive Employee the right to be retained in the employ of Lancaster Colony (or any Subsidiary) or to interfere with the right of Lancaster Colony (or any Subsidiary) to discipline or discharge an Executive Employee at any time, nor shall it be deemed to give to Lancaster Colony (or any Subsidiary) the right to require the Executive Employee to remain in its employ, nor shall it interfere with any rights of the Executive Employee's to terminate his or her employment at any time.

         11.3 NO ALIENATION OF ASSIGNMENT OF BENEFITS. A Participant's rights and interest under the Plan shall not be assigned or transferred, either voluntarily or by operation of law or otherwise, except as otherwise provided herein, and the Participant's rights to payments under the Plan shall not be subject to alienation, attachment, execution, levy, pledge or garnishment by or on behalf of creditors (including heirs, beneficiaries, or dependents) of the Participant or of a Beneficiary.

         11.4 RIGHT TO WITHHOLD. To the extent required by law in effect at the time a distribution is made from the Plan, Lancaster Colony (or a Subsidiary) or its agents shall have the right to withhold or deduct from any distributions or payments any taxes required to be withheld by federal, state or local governments.

         11.5 CONSTRUCTION. All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of Ohio, to the extent such laws are not superseded by ERISA, or any other federal law.

         11.6 HEADINGS. The headings of the Articles and Sections of this Plan are for reference only. In the event of a conflict between a heading and the contents of an Article or Section, the contents of the Article or Section shall control.

         11.7 NUMBER AND GENDER. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply, and references to the male gender shall be construed as applicable to the female gender where applicable, and vice versa.

         11.8 AGENT FOR LEGAL PROCESS. Lancaster Colony shall be the agent for service of legal process with respect to any matter concerning the Plan, unless and until Lancaster Colony designates some other person as such agent.

         11.9 PARTICIPATION BY SUBSIDIARIES. Any entity in which Lancaster Colony has more than a fifty percent (50%) but less than a one hundred percent (100%) ownership interest may adopt the

                                      -10-
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Plan as a participating Subsidiary and thereby enable its Executive Employees who are selected by the Committee to participate in the Plan. Any entity in which Lancaster Colony has a one hundred percent (100%) direct and indirect ownership interest may be designated by Lancaster Colony as a participating Subsidiary; and upon such designation, such Subsidiary's Executive Employees may be selected by the Committee to participate in the Plan.

         11.10 AMERICAN JOBS CREATION ACT. It is intended that this Plan comply with the provisions of Section 409A of the Code, as enacted by the American Jobs Creation Act of 2004 (the "AJCA"), so as to prevent the inclusion in gross income of any amounts deferred hereunder in a taxable year that is prior to the taxable year or years in which such amounts would become payable under Article VI of this Plan. This Plan shall be administered in a manner that will comply with Section 409A of the Code, including any proposed, temporary or final regulations or any other guidance (including, without limitation, Notice 2005-1) issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto (collectively with the AJCA, the "AJCA Guidance"). Any provisions that would cause this Plan to fail to satisfy Section 409A of the Code or the AJCA Guidance shall have no force and effect until amended to comply with Code Section 409A and the AJCA Guidance (which amendment may be retroactive to the extent permitted by the AJCA Guidance).

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